UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2026

EBR SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56671	51-1164669
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Oakmead Parkway Sunnyvale, CA 94085
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (408) 720-1906

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 11, 2026 (U.S. Pacific time), EBR Systems, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) virtually via live webcast. At the Special Meeting, the Company’s stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 26, 2026 (the “Proxy Statement”).

Proposal 1 – Approval of the Reverse Stock Split (the “Reverse Stock Split Proposal”). The Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock (also referred to as a share consolidation) at a ratio ranging from any whole number between 1-for-5 and 1-for-20, as determined by the Company’s Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendment. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast
233,231,110	970,364	166,180	0	0

Proposal 2 – Ratification of Security Issuances (the “Securities Ratification Proposal”). The Company’s stockholders approved the ratification of the issuance of 55,900,000 CDIs (equivalent to 55,900,000 shares of common stock) at an issue price of A$1.00 per CDI, on terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast*
215,763,640	1,013,697	138,280	0	17,452,037

 * Represents shares underlying votes that were not cast held by holders subject to a voting exclusion on the matter or that were disregarded, pursuant to ASX Listing Rule 14.11.1, as further described in the Proxy Statement.

Proposal 3 – Adjournment of Special Meeting. The Company’s stockholders approved the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal or the Securities Ratification Proposal. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast
233,043,741	1,162,268	158,345	0	3,300

No other matters were submitted for stockholder action at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2026	EBR SYSTEMS, INC.

	By:	/s/ John McCutcheon
	Name:	John McCutcheon
	Title:	Chief Executive Officer